UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2024

Permex Petroleum Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41558	98-1384682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Turtle Creek Blvd., Suite 925 Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

(469) 804-1306

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2024, Melissa Folz, Barry Whelan, James Perry Bryan and Mehran Ehsan each informed the Board of Directors (the “Board”) of Permex Petroleum Corporation (the “Company”) that they were each resigning from the Board effective immediately for personal reasons. The resignations of each of Ms. Folz, Mr. Whelan, Mr. Bryan and Mr. Ehsan was not the result of any disagreement between any of Ms. Folz, Mr. Whelan, Mr. Bryan and Mr. Ehsan and the Company, its management, the Board or any committee of the Board, or with respect to any matter relating to the Company’s operations, policies or practices. As there are no disagreements as contemplated by Item 5.02(a) of Form 8-K, the Company is disclosing this information pursuant to Item 5.02(b) of Form 8-K.

On June 12, 2024, the Board of appointed Brad Taillon, the Company’s current President and Chief Executive Officer, to serve as a director on the Board until the Company’s next meeting of stockholders. Mr. Taillon has not been selected to serve on any committee of the Board.

The appointment of Mr. Taillon to the Board was not made pursuant to any arrangement or understanding with any other person.

There have been no transactions since the beginning of the Company’s last fiscal year and there are currently no proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Taillon has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Taillon has previously entered into an employment agreement with the Company dated April 29, 2024, a copy of which has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29. 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permex Petroleum Corporation

June 18, 2024	By:	/s/ Bradley Taillon
Bradley Taillon
Chief Executive Officer

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